UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Nicholas Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NICHOLAS FINANCIAL, INC.
Building C. #501B
2454 McMullen Booth Road
Clearwater, FL 33759-1340
(727) 726-0763

NOTICE OF ANNUAL GENERAL MEETING

To the Members of Nicholas Financial, Inc:

NOTICE IS HEREBY GIVEN that the 2004 Annual General Meeting of the Members (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) will be held at the Countryside Country Club, located at 3001 Countryside Boulevard, Clearwater, Florida on Wednesday August 11, 2004, at the hour of 10:00AM for the following purposes:

1.	to receive the Report of the Directors;

2.	to receive the financial statements of the Company for its fiscal year ended March 31, 2004 and the report of the Auditors thereon;

3.	to elect four directors, two to hold office until the 2007 Annual General Meeting of Members or until their respective successors are duly elected and qualified, one to hold office until the 2006 Annual General Meeting of Members or until his successor is duly elected and qualified, and one to hold office until the 2005 Annual General Meeting of Members or until his successor is duly elected and qualified;

4.	to approve the appointment of Dixon Hughes PLLC as the company’s Auditors for the fiscal year ending March 31, 2005; and

5.	to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Members of record as of the close of business on July 5, 2004 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A member entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, July 13, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas
President

PROXY STATEMENT AND INFORMATION CIRCULAR AS AT AND DATED JULY 13, 2004
REVOCABILITY OF PROXY
PERSONS MAKING THE SOLICITATION
VOTING SHARES AND OWNERSHIP OF MANAGEMENT AND PRINCIPAL HOLDERS
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: APPOINTMENT OF AUDITORS
BOARD OF DIRECTORS
EXECUTIVE OFFICERS AND COMPENSATION
Option Grants During Fiscal 2004
Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
MEMBER PROPOSALS
OTHER MATTERS
APPROVAL AND CERTIFICATION

NICHOLAS FINANCIAL, INC
Building C #501B
2454 McMullen Booth Road
Clearwater, FL 33759
(727) 726-0763

PROXY STATEMENT AND INFORMATION CIRCULAR
AS AT AND DATED JULY 13, 2004

     This Proxy Statement and Information Circular accompanies the Notice of the 2004 Annual General Meeting of Members (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) to be held on Wednesday, August 11, 2004, at 10:00 a.m. (Clearwater, Florida time), at the Countryside Country Club, located at 3001 Countryside Boulevard, Clearwater, Florida, and is being furnished in connection with a solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

     The Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004 (the “Annual Report”), together with this Proxy Statement and Information Circular and the accompanying proxy form (“Proxy”), are first being mailed on or about July 13, 2004 to members entitled to vote at the Meeting.

REVOCABILITY OF PROXY

     If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the member be able to attend the Meeting. The member may revoke the Proxy at any time prior to the voting thereof.

     In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the member or his attorney authorized in writing, or if the member is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

PERSONS MAKING THE SOLICITATION

THE ENCLOSED PROXY IS BEING SOLICITED BY
THE BOARD OF DIRECTORS OF THE COMPANY

     Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse members’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

VOTING SHARES AND OWNERSHIP
OF MANAGEMENT AND PRINCIPAL HOLDERS

     The Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on July 5, 2004, the record date for determining members entitled to notice of and to vote at the Meeting, there were issued and outstanding 6,487,288 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every member present in person and entitled to vote shall have one vote, and on a poll, every member present in person or represented by proxy and entitled to vote shall have one vote for each share of which such member is the registered holder. Shares represented by proxy will only be voted on a poll.

     The following table sets forth certain information regarding the beneficial ownership of Common shares as of July 5, 2004 regarding (i) each of the Company’s directors and nominees for director, (ii) each of the Company’s executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

Name	Number of Shares	Percentage Owned
Peter L. Vosotas (1) (2)	1,091,156	16.4%
Stephen Bragin (3) (4)	75,138	1.2%
Alton R. Neal (5) (6)	11,667	*
Ralph T. Finkenbrink (7) (8)	107,836	1.6%
Scott Fink (9)	—	—
Percy Luney (10)	—	—
Mahan Family, LLC (11)	362,368	5.6%
All directors and officers as a group (4 persons) (12)	1,285,797	19.0%

*	Less than 1%

(1)	Mr. Vosotas’ business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(2)	Includes 35,955 shares owned directly by Mr. Vosotas, 881,112 held in family trusts over which Mr. Vosotas retains voting and investment power and 24,089 shares held by Mr. Vosotas’ spouse. Includes 150,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(3)	Mr. Bragin’s business address is 17757 US Highway 19 North, Suite 26, Clearwater, Florida 33764.

(4)	Includes 20,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(5)	Mr. Neal’s business address is 100 North Tampa Street, Suite 1800, Tampa, Florida 33602.

(6)	Includes 8,333 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 3,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(7)	Mr. Finkenbrink’s business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(8)	Includes 100,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(9)	Mr. Fink’s business address is 3936 U.S Highway 19, New Port Richey, Florida 34652.

(10)	Mr. Luney’s business address is One North Orange Avenue, Orlando, Florida 32801.

(11)	Mahan Family, LLC, together with Marvin H. Mahan, Ingrid T. Mahan, Roger Mahan, Gary Mahan, Nancy Ernst, Kenneth Ernst, Mahan Children, LLC and Grenma, Inc., filed a joint Schedule 13D/A on June 17, 2004. As reported in such Schedule 13D/A, Ingrid T. Mahan and Marvin H. Mahan are husband and wife and Roger Mahan, Nancy Ernst and Gary Mahan are their adult children. Kenneth Ernst is the husband of Nancy Ernst. Mahan Family, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are equity holders and the sole managers. The principal business address of Mahan Family, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Mahan Children, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are the sole equity holders and managers. The principal business address of Mahan Children, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Grenma, Inc., is a U.S. Virgin Islands corporation of which Marvin H. Mahan is the sole director and president and Ingrid T. Mahan is the sole shareholder. In addition to the 362,368 shares owned by Mahan Family, LLC, (i) Mahan Children LLC owns 267,764 shares, (ii) Grenma, Inc. owns 110,666 shares, (iii) a grantor trust controlled by, and for the benefit of, Roger Mahan owns 80,000 shares, (iv) a minor son of Kenneth and Nancy Ernst owns 400 shares and (v) Gary Mahan owns 400 shares. These shares collectively constitute approximately 12.7% of the Company’s outstanding Common shares.

(12)	Includes an aggregate of 278,333 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include an aggregate of 3,333 shares under options which are not exercisable within 60 days.

     The Board of Directors has determined that all members of record as of the close of business on July 5, 2004 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting. Those members so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company’s Articles provide that a quorum is present if two or more members of the Company are present in person (or represented by proxy) holding an aggregate of at least 33 1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved.

     If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the appointment of the Company’s auditors will be adopted if a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

     Members are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

     Advance Notice of the Meeting was published pursuant to Section 111 of the Company Act at Vancouver, B.C. on June 14, 2004.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors recommends the following nominees for election as directors and urges each shareholder to vote “FOR” the nominees. Proxies in the accompanying form will be voted at the Meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

     The Company’s Board of Directors currently consists of four members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Members after their election. Two Directors are to be elected at the Meeting to hold office for a term of three years expiring at the 2007 Annual General Meeting of Members, and until their successors shall have been duly elected and qualified. Two additional nominees are to be elected at the Meeting to hold office for a term of one year expiring at the 2005 Annual General Meeting of Members and a term of two years expiring at the 2006 Annual General Meeting of Members, respectively, and until their successors shall have been duly elected and qualified. Upon the election of these two additional nominees, the size of the Company’s Board of Directors will be increased from four (4) to six (6) members. The four nominees for Director were recommended to the Board for election as Directors by the Company’s Chief Executive Officer. In the event any of the foregoing nominees is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve. All of the nominees are residents of the United States.

     Certain information is set forth below for the nominees for director, as well as for each director whose term of office will continue after the Meeting.

NOMINEE FOR DIRECTOR —TERM TO EXPIRE 2005

Percy Luney	56	Since 2001 Mr. Luney has served as Dean and Professor of Law, Florida A&M University College of Law, Orlando, Florida. From 1998 to 2000 Mr. Luney served as President of the National Judicial College in Reno, Nevada. Mr. Luney was also Dean and Professor of Law, North Carolina Central University School of Law, Durham, North Carolina. Mr. Luney has held numerous teaching positions in several Colleges in the United States. Among many accomplishments he has been admitted to practice in the Supreme Court of The United States of America, the State of Tennessee and District of Columbia, and the U.S. Courts of Appeals for the Sixth, Ninth and District of Columbia Circuits. He received a Bachelor degree from Hamilton College, Clinton, New York and a Law Degree from Harvard Law School.

NOMINEE FOR DIRECTOR —TERM TO EXPIRE 2006

Name	Age	Principal Occupation And Other Information
Scott Fink	44	In 2001 Mr. Fink was awarded the Hyundai of New Port Richey, Florida dealership where he is currently President and Owner. In 1998 Mr. Fink formed S&T Collision Centers, which currently operates out of locations in Clearwater and Brandon, Florida. Prior to 1998 Mr. Fink owned and operated a Toyota and a Mitsubishi Dealership in Clearwater, Florida. Mr. Fink also worked for Ford Motor Company in various management positions. Mr. Fink received his Bachelor of Science degree in Accounting from Wagner College, Staten Island, NY.

NOMINEE FOR DIRECTOR —TERM TO EXPIRE 2007

Name	Age	Principal Occupation And Other Information
Peter L. Vosotas	62	Mr. Vosotas founded the Company in 1985 and has served as Chairman of the Board, Chief Executive Officer and President of the Company and each of its subsidiaries since inception. Prior to founding the Company, Mr. Vosotas held a variety of Sales and Marketing positions with Ford Motor Company, GTE and AT&T Paradyne Corporation. Mr. Vosotas attended the United States Naval Academy and earned a Bachelor of Science Degree in Electrical Engineering from The University of New Hampshire.

NOMINEE FOR DIRECTOR —TERM TO EXPIRE 2007

Name	Age	Principal Occupation And Other Information
Ralph Finkenbrink	43	Mr. Finkenbrink has served as Senior Vice President – Finance of the Company since July 1997 and served as Vice President – Finance of the Company from 1992 to July 1997. He joined the Company in 1988 and served as Controller of Nicholas Financial and NDS until 1992. Prior to joining the Company, he was a staff accountant for MBI, Inc. from January 1984 to March 1985 and Inventory Control Manager for the Dress Barn, Inc. from March 1985 to December 1987. Mr. Finkenbrink received his Bachelor of Science Degree in Accounting from Mount St. Mary’s University in Emmitsburg, Maryland.

DIRECTOR CONTINUING IN OFFICE —TERM TO EXPIRE 2005

Name	Age	Principal Occupation And Other Information
Stephen Bragin	73	Mr. Bragin has served as a director of the Company since February 10, 1999 and as a director of the Company’s two subsidiaries, Nicholas Data Services, Inc. and Nicholas Financial, Inc., since 1987 and 1990, respectively. He has served as Regional Development Director at the University of South Florida as well as other related positions for over five years.

DIRECTORS CONTINUING IN OFFICE —TERM TO EXPIRE 2006

Name	Age	Principal Occupation And Other Information
Alton R. Neal	57	Mr. Neal has served as a director of the Company since May 17, 2000. He has been in the private practice of law since 1975 and has been a partner with the firm of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, Tampa, Florida, since 1999. From 1994 until 1999, he was a partner in the firm of Forlizzo & Neal.

PROPOSAL 2: APPOINTMENT OF AUDITORS

     The Board of Directors and Audit Committee recommend the approval of the appointment of Dixon Hughes PLLC as Auditors of the Company for the fiscal year ending March 31, 2005, and urge each member to vote “FOR” such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

     The Board of Directors and Audit Committee propose the appointment of Dixon Hughes PLLC as independent auditors of the Company for the fiscal year ending March 31, 2005. Dixon Hughes PLLC have been the Company’s auditors since March 3, 2004. No representative of Dixon Hughes PLLC will be present at the Company’s Annual General Meeting or available at the Meeting to answer any questions or make any statements with respect to the Company.

     Ernst & Young LLP (“E&Y”) served as the Company’s independent auditors from 1994 until 2003. Effective following completion of its review of the Company’s financial statements as of and for the quarter ended September 30, 2003, E&Y resigned as the Company’s independent public accountants.

     E&Y’s reports on the Company’s financial statements for the fiscal years ended March 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and none of such reports was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended March 31, 2003 and 2002, and the subsequent interim period ended September 30, 2003, there were not any disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company requested that E&Y furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether E&Y agreed with the above statements. On October 3, 2003, E&Y filed the letter that the Company requested with the Commission stating that E&Y had read the Company’s statements and agreed with such statements.

     Effective December 3, 2003, the Company engaged the accounting form of Crisp Hughes Evans LLP as its new independent auditors. Effective March 1, 2004, Crisp Hughes Evans LLP merged with Dixon Odom PLLC, with the combined firm now known as Dixon Hughes PLLC. On March 3, 2004, the Company engaged Dixon Hughes PLLC as its independent auditors effective as of the consummation of the merger of the two firms.

     During the period from December 3, 2003 through March 3, 2004, there were no disagreements between the Company and Crisp Hughes Evans LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes Evans LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company has not consulted with Dixon Hughes PLLC (or its predecessors) during the last two fiscal years ended March 31, 2003 and 2002 or during the subsequent interim periods from March 31, 2003 through and including December 3, 2003, or with Dixon Odom PLLC during the interim periods from December 3, 2003 through March 3, 2004, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

     The Company requested that Crisp Hughes Evans LLP furnish a letter addressed to the Commission stating whether Crisp Hughes Evans LLP agreed with the above statements. On March 4, 2004, Crisp Hughes Evans LLP filed the letter that the Company requested with the SEC stating that it had read the Company’s statements and agreed with such statements.

     The fees charged by Dixon Hughes PLLC and E&Y for professional services rendered in connection with all audit and non-audit related matters for each of the fiscal years ended March 31, 2004 and 2003, respectively were as follows:

	Fiscal Year Ended March 31,
	2004	2003
Audit Fees (1)	$104,000	$73,763
Audit Related Fees (2)	None	29,915
Tax Fees	$14,000	$40,515
All Other Fees	None	None

     (1) Audit fees consist of fees for the audit of the Company’s annual financial statements, review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-QSB and for 2004 include $54,000 related to registration statements and consents pertaining to a stock offering completed in June 2004.

     (2) Audit Related Fees for 2003 include amounts related to accounting consultation.

     The Audit Committee considered the provision of non-audit services in their consideration of Dixon Hughes PLLC and E&Y’s independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During fiscal year 2004, all services were pre-approved by the Audit Committee in accordance with this policy.

BOARD OF DIRECTORS

Directors Compensation

     Directors who are not executive officers of the Company each receive an annual retainer of $4,000, plus $500 per Board of Directors meeting or committee meeting attended. Directors who are executive officers of the Company receive no additional compensation for service as a member of either the Board of Directors or any committee of the Board. Directors who are not employees of the Company also are entitled to option grants under the Company’s Non-Employee Director Stock Option Plan. Under this Plan, each Non-Employee Director is entitled to receive options to purchase 5,000 Common shares at the time of his or her election to the Board of Directors. Each Non-Employee Director also is entitled to receive options to purchase 5,000 Common shares on the day following his or her reelection to the Board at the Annual General Meeting of Members of the Company. The exercise price of such options will be equal to 110% of the Fair Market Value of the underlying shares on the date of grant of such options. The above options vest over a three-year period and are exercisable at the rate of one-third of the total option each year.

Committees of the Board of Directors and Meeting Attendance

     The Company expects all members of the Board to attend the Meeting barring other significant commitments or special circumstances. Three of the Company’s Board members attended the Company’s 2003 Annual General Meeting of Members.

     During the Company’s fiscal year ended March 31, 2004, there were five meetings of the Board and four meetings of the Audit Committee thereof. In fiscal 2004, each incumbent Director attended at least 75% of all meetings of the Board and of each committee of which he was a member.

     The Board of Directors has established an Audit Committee. The Board has not yet appointed a Nominating Committee or a Compensation Committee due to the small size of the Board. The Company’s Articles and the laws of British Columbia, Canada, the Company’s jurisdiction of incorporation, currently permit the Board to increase its size, without member action, by one new member. Therefore, the Board is attempting to increase its size to six members at the 2004 Annual General Meeting of Members by selecting two additional Director nominees. If the size of the Board is so increased, the Board intends to either appoint a Nominating Committee or to have Director nominees selected or recommended by a majority of independent directors, as permitted by applicable law and the Nasdaq Stock Market Marketplace Rules.

     The Audit Committee is presently comprised of Messrs. Neal (Chair) and Bragin, each of whom is “independent” (as defined under Rule 4200A(a)(14) of the NASDAQ listing standards). The Audit Committee is primarily responsible for overseeing the Company’s financial reporting process on behalf of the Board and reporting the results of their activities to the full Board. The Audit Committee reviews the independence, qualifications and activities of the Company’s independent certified public accountants and the Company’s financial policies, control procedures and accounting staff.

     The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company’s financial statements. The Audit Committee is also responsible for reviewing any transactions between the Company and any officer or director of the Company or any entity in which any officer or director has a material interest. The Audit Committee is governed by a written charter approved by the Board of Directors.

     While the Board of Directors endorses the effectiveness of the Company’s Audit Committee, no individual currently on our Board of Directors possesses all of the attributes of an “audit committee financial expert,” as that term is defined in Item 401(e) of Regulation S-B of the Exchange Act. However, the Board believes that each of the current members of our Audit Committee has the experience and background necessary to serve the Company’s needs. Our business model is not overly complex and our accounting issues are relatively straightforward. When the Board determines that the size and scope of our operations and available financial resources warrant, we expect to seek and add an “audit committee financial expert” to our Board of Directors.

Nominations of Director

     The entire Board by majority vote selects the Director nominees to stand for election at the Company’s annual meetings of members and to fill vacancies occurring on the Board, based on the recommendations of the Company’s Chief Executive Officer. In selecting nominees to stand for election as Directors, the Board will examine each Director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. Directors shall be selected so that the Board is a diverse body. The Board believes, however, that the following minimum qualifications must be met by a Director nominee to be selected to stand for election as Director:

•	Each Director must display high personal and professional ethics, integrity and values.

•	Each Director must have the ability to exercise sound business judgment.

•	Each Director must be highly accomplished in his or her respective field, with broad experience at the executive or policy-making level in business, government, education, technology or public interest.

•	Each Director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each Director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each Director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

     Recommendations for Director nominees to be considered by the Board, including recommendations from shareholders of the Company, should be sent to the Board of Directors, care of the Secretary of the Company at the Company’s headquarters, in writing together with appropriate biographical information concerning each proposed nominee.

Communications with Board of Directors

     Shareholders may communicate with the full Board or individual Directors by submitting such communications in writing to Nicholas Financial, Inc., Attention: Board of Directors (or the individual Director(s)), Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759. Such communications will be delivered directly to the appropriate Director(s).

Report of the Audit Committee

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditor’s independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of nonaudit services with the auditors independence.

     The Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held four meetings during fiscal year 2004.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report for filing with the Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors for the fiscal year ending March 31, 2005.

     The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

Alton Neal, Audit Committee Chair
Stephen Bragin, Audit Committee Member

EXECUTIVE OFFICERS AND COMPENSATION

(Form 51-904, B.C. Securities Act and Regulations)

     The Company has two (2) executive officers, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President, and Ralph T. Finkenbrink, Sr. Vice-President–Finance. For additional information regarding, Messrs. Vosotas and Finkenbrink, see “Proposal 1: Election of Directors” above. For the fiscal year ended March 31, 2004, total cash compensation of US $653,143 was paid to the Company’s executive officers. Except pursuant to option grants as described below, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.

     The following table sets forth certain information concerning compensation paid to or earned by each of the Company’s executive officers for the fiscal years ended March 31, 2004, 2003 and 2002:

Summary Compensation Table

	Fiscal Year	Annual Compensation			Long-Term Compensation Shares Underlying	All Other
Name & Principal Position	Ended March 31	Salary	Bonus	Other	Options	Compensation

PETER L. VOSOTAS
Chairman of the Board, Chief Executive Officer and President	2004	$183,000	$304,060	Nil	150,000	$8,439
	2003	$174,000	$270,759	Nil	150,000	$10,453
	2002	$144,000	$244,985	Nil	150,000	$8,788
RALPH T. FINKENBRINK
Sr. Vice President and Chief Financial Officer	2004	$105,000	$61,083	Nil	100,000	$4,104
	2003	$100,000	$44,565	Nil	100,000	$7,135
	2002	$91,667	$51,776	Nil	100,000	$7,013

     Note: All of the above compensation amounts are expressed in U.S. dollars.

     The following table sets forth information with respect to grants of stock options during the fiscal year ended March 31, 2004 to the executive officers of the Company:

Option Grants During Fiscal 2004

Market Value of
		% of Total Options		Securities
		Granted to		Underlying Options
Name of Executive Officer	Option	Employees in	Exercise Price	on Date of Grant	Expiration
	Granted	Fiscal 2004	($/Share)	($/Share)	Date
Peter L. Vosotas	Nil	—	—	—	—
Ralph T. Finkenbrink	Nil	—	—	—	—

The following table sets forth information with respect to aggregate stock option exercises during the fiscal year ended March 31, 2004 by the executive officers of the Company and the fiscal year end value of unexercised options held by such executive officers.

Aggregated Option Exercises in Fiscal 2004
and Fiscal Year-End Option Values

Value of
Unexercised
			Number of	in-the-Money
			Unexercised Options	Options at Fiscal
			at Fiscal Year End	Year End (2)
Number of Shares
	Acquired on	Aggregate	Exercisable/	Exercisable/
Name of Executive Officer	Exercise	Value Realized (1)	Unexercisable	Unexercisable
Peter L. Vosotas	Nil	Nil	150,000/0	$1,103,000/$0
Ralph T. Finkenbrink	Nil	Nil	100,000/0	$730,800/$0

(1)	The aggregate value realized as shown above is calculated by the difference between the exercise price and the market price at the time of exercise, and does not necessarily mean the shares were sold.

(2)	Potential value of the exercisable/unexercisable in the money options calculated by multiplying the number of shares that may be acquired upon the exercise of options by the difference between (i) the closing sales price per share on March 31, 2004 ($9.28 per share) and (ii) the exercise price per share.

Employment Agreements

     Effective March 16, 2001, the Company entered into an employment agreement with Peter L. Vosotas, Chairman of the Board, President and Chief Executive Officer. The agreement currently provides for a minimum base salary of $184,000 and annual performance bonuses as determined by the Company’s Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Vosotas, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Vosotas’s employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Vosotas’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Vosotas will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.

     Effective November 22, 1999, the Company entered into an employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement currently provides for a minimum base salary of $106,000 and annual performance bonuses as determined by the Company’s Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Finkenbrink, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Finkenbrink’s employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Finkenbrink’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly; compete with the Company by engaging in certain proscribed activities.

     In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Peter L. Vosotas, the amount of severance would be equal to $961,712. In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Ralph T. Finkenbrink, the amount of severance would be equal to $328,888.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders to file reports of their beneficial ownership of the Company’s Common shares with the Commission and furnish copies of such reports to the Company. During the fiscal year ended March 31, 2004 the executive officers and directors of the Company filed with the Commission on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except that Mr. Vosotas filed at least one report late covering an aggregate of at least seven transactions. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

     No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company’s last completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 30, 2001, the Company issued 44,444 Common shares to the Roger T. Mahan Grantor Trust (the “Grantor Trust”) pursuant to the Grantor Trust’s exercise of its conversion right under a Convertible Promissory Note, dated June 30, 1995 (the “Grantor Trust Note”), issued by the Company in favor of the Grantor Trust. The aggregate principal amount of the Grantor Trust Note was $200,000 and the maturity date was June 30, 2001. The conversion price was $4.50 per share. As a result of such conversion, the Grantor Trust Note was cancelled. The issuance of Common shares pursuant to this transaction is claimed to be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The above transaction, if adjusted for the Company’s two-for-one Common share dividend effected in September, 2001, would have resulted in the issuance of 88,888 Common shares at a conversion price of $2.25 per share.

     On August 9, 2001 the Company issued 111,111 Common shares to Mahan Family, LLC (the Family LLC) pursuant to the Family LLC’s exercise of its conversion right under a Convertible Promissory Note, dated November 30, 1992 (the “Family LLC Note”), issued by the Company in favor of the Family LLC. The aggregate principal amount of the Family LLC Note was $500,000 and the maturity date was November 30, 2001, subject to certain prepayment rights granted to the Company thereunder. Pursuant to such rights, the Company gave notice on July 10, 2001 that it intended to prepay the Family LLC Note in full. Under the terms of the Family LLC Note, this notification entitled the Family LLC to convert the note into Common shares, at a conversion price of $4.50 per share. As a result of such conversion, the Family LLC Note was cancelled. The issuance of Common shares pursuant to this transaction is claimed to be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The above transaction, if adjusted for the Company’s two-for-one Common share dividend, would have resulted in the issuance of 222,222 Common shares at a conversion price of $2.25 per share.

     The Company is indebted to Peter Vosotas, President, CEO and Chairman of the Board of the Company, for amounts totaling approximately $989,976, as of July 7, 2004. These promissory notes are due upon thirty-day demand and carry an interest rate equal to the average cost of funds for the Company plus twenty-five basis points. The amount of these notes can change from time to time but cannot exceed $1,000,000 without the approval of the Company’s Board of Directors and the Audit Committee thereof.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company’s last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

MEMBER PROPOSALS

     The deadline for submission of member proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement for its 2005 Annual General Meeting of Members is March 10, 2005. After May 24, 2005, notice to the Company of a member proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2005 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

OTHER MATTERS

     MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

APPROVAL AND CERTIFICATION

The contents of this Information Circular have been approved and this mailing has been authorized by the Directors of the Company.

Where information contained in this Information Circular rests specifically within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated this 13th day of July, 2004
BY ORDER OF THE BOARD OF DIRECTORS

/s/Peter L. Vosotas
Chairman of the Board,
Chief Executive Officer and President

PROXY

ANNUAL GENERAL MEETING OF MEMBERS OF

Nicholas Financial, Inc.

TO BE HELD AT Countryside Country Club, located at 3001 Countryside Boulevard, Clearwater, Florida

ON August 11, 2004, AT 10:00 AM

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Peter Vosotas, a Director of the Company, or failing this person, Ralph Finkenbrink, a Director of the Company, or in the place of the foregoing,                     as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

		For	Against
1.	To elect as Directors all the persons named below:

		For	Withhold
2.	To elect as Director, Percy Luney

3.	To elect as Director, Scott Fink

4.	To elect as Director, Peter Vosotas

5.	To elect as Director, Ralph Finkenbrink

		For	Against
6.	To approve the appointment of Dixon Hughes as Auditors of the Company for the fiscal year ending March 31, 2005

7.	To transact such other business as may properly come before the Meeting

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)	appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)	appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada
Proxy Dept. 100 University Avenue 9th Floor
Toronto Ontario M5J 2Y1
Fax: Within North American: 1-866-249-7775
Outside North America: (416) 263-9524